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                                                                   EXHIBIT 10.9

                               AMENDMENT NO. 3
                                     TO
                             TRANSFER AGREEMENT



        This Amendment dated as of June 13, 1997, is by and among TransAmerican Natural Gas Corporation, a Texas corporation ("TransAmerican"), TransTexas Gas Corporation, a Delaware corporation ("TransTexas"), and John R. Stanley, and amends the Transfer Agreement dated as of August 24, 1993, as previously amended (the "Agreement").

        For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. TransAmerican is released from and discharged of all obligations and liabilities under section 11(a) of the Agreement.
        2. Except as set forth in this Amendment, the Agreement shall remain in effect.
        3. This Amendment may be executed in multiple original counterparts, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

        In witness whereof, this Amendment has been executed and delivered effective as of the date first written above.




                                          -------------------------------------
                                          John R. Stanley


                                          Transamerican Natural Gas Corporation


                                          By:
                                             ----------------------------------

                                          TransTexas Gas Corporation


                                          By:
                                             ----------------------------------